UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 15, 2020

GCI LIBERTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38385	92-0072737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A Common Stock, par value $0.01 per share	GLIBA	The Nasdaq Stock Market LLC
Series A Cumulative Redeemable preferred stock, par value $0.01 per share	GLIBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 15, 2020, GCI, LLC (the “Borrower”), a wholly owned subsidiary of GCI Liberty, Inc. (“GCI Liberty”), entered into an Amendment Agreement among the Borrower, the subsidiary guarantors party thereto, Ventures Holdco, LLC, the lenders party thereto, Credit Agricole Corporate and Investment Bank, as administrative agent, and the other parties thereto (the “Amendment Agreement”). The Amendment Agreement amended and restated the Sixth Amended and Restated Credit Agreement of the Borrower dated as of December 27, 2018, to, among other things, (i) extend the maturity date of the borrowings and commitments under the revolving credit facility and the Term Loan B and (ii) increase the aggregate principal amount of the Term Loan B (the “Amended Credit Facilities”).

The Amended Credit Facilities include a $550 million revolving credit facility, with a $25 million sub-limit for standby letters of credit, and a $400 million Term Loan B. The borrowings under the Amended Credit Facilities bear interest at either the alternate base rate or LIBOR (based on an interest period selected by the Borrower of one month, two months, three months or six months) at the Borrower’s election in each case plus a margin. The revolving credit facility borrowings that are alternate base rate loans bear interest at a per annum rate equal to the alternate base rate plus a margin that varies between 0.50% and 1.75% depending on the Borrower’s total leverage ratio. The revolving credit facility borrowings that are LIBOR loans bear interest at a per annum rate equal to the applicable LIBOR plus a margin that varies between 1.50% and 2.75% depending on the Borrower’s total leverage ratio. Term Loan B borrowings that are alternate base rate loans bear interest at a per annum rate equal to the alternate base rate plus a margin of 1.75%. Term Loan B borrowings that are LIBOR loans bear interest at a per annum rate equal to the applicable LIBOR plus a margin of 2.75%.

The borrowings under the revolving credit facility and the Term Loan B are scheduled to mature on October 15, 2025; provided that, if the Term Loan B is not refinanced or repaid in full prior to April 15, 2025, then the borrowings under the revolving credit facility will mature on April 15, 2025. Principal payments are due quarterly on the Term Loan B equal to 0.25% of the original principal amount. The loans are subject to customary mandatory prepayment provisions. Each loan may be prepaid at any time and from time to time without penalty other than customary breakage costs and, in the case of the Term Loan B, subject to a customary six month “soft call.” Any amounts prepaid on the revolving credit facility may be reborrowed.

The payment and performance of the Borrower’s obligations under the Amended Credit Facilities are guaranteed by the each of the Borrower’s subsidiaries, other than certain excluded subsidiaries, and are secured by security interests on substantially all of the assets of the Borrower and the subsidiary guarantors and a pledge of the equity interests in each subsidiary guarantor.

The Amended Credit Facilities contain certain affirmative and negative covenants, including certain restrictions on the Borrower and its subsidiaries with respect to, among other things: incurring additional indebtedness; creating liens on property or assets; making certain loans or investments; selling or disposing of assets or equity of subsidiaries; paying certain dividends and other restricted payments; dissolving, consolidating or merging; entering into certain transactions with affiliates; entering into sale or leaseback transactions; restricting subsidiary distributions; acquiring businesses; prepaying certain indebtedness; amending certain material agreements; entering into hedging arrangements; and the Borrower’s first lien leverage ratio.

In addition, upon the consummation of the acquisition of GCI Liberty by Liberty Broadband Corporation (“Liberty Broadband”) pursuant to the terms of the previously announced merger agreement under which Liberty Broadband has agreed to acquire GCI Liberty in a stock-for-stock merger, the covenant that generally requires that the fair market value of the consolidated net assets of the Liberty Subsidiaries (as defined in the Amended Credit Facilities) equal at least $3.0 billion at the time of, among other things, certain activities of Liberty Subsidiaries, including but not limited to, incurrence of indebtedness, restricted payments, asset sales and incurrence of liens by any Liberty Subsidiary, will cease to be in effect.

Borrowings under the revolving credit facility and the Term Loan B were used at closing, along with cash on hand, to redeem all $325 million aggregate outstanding principal amount of the Borrower’s 6.625% Senior Notes due

2024, and to pay related expenses. Future borrowings under the revolving credit facility may be used for general corporate purposes.

The foregoing description of the Amended Credit Facilities is qualified in its entirety by reference to the Amendment Agreement, which will be filed as an exhibit to GCI Liberty's Annual Report on Form 10-K for the year ended December 31, 2020.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. Words such as “will” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements.  Similarly, statements herein that describe the Combination, including the consummation of the Combination and its impact on the covenant requiring a minimum fair market value of the Liberty Subsidiaries’ consolidated net assets, and other statements that are not historical facts are also forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the consummation of the acquisition of GCI Liberty by Liberty Broadband (the “Combination”) on a timely basis or at all and the satisfaction of the conditions precedent to consummation of the Combination, including, but not limited to, approval by the stockholders of GCI Liberty and Liberty Broadband and regulatory approvals. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and GCI Liberty expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in GCI Liberty’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of GCI Liberty, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as the preliminary proxy statement filed by GCI Liberty with the SEC on September 17, 2020, as well as any amendments or supplements to that document, for additional information about GCI Liberty and about the risks and uncertainties related to the business of GCI Liberty which may affect the statements made in this Current Report on Form 8-K.

Additional Information

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell securities of GCI Liberty or Liberty Broadband. The offer and sale of shares in the Combination will only be made pursuant to Liberty Broadband’s effective registration statement. GCI Liberty’s stockholders, Liberty Broadband’s stockholders and other investors are urged to read the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Liberty Broadband with the SEC on September 17, 2020, as well as any amendments or supplements to that document, because they will contain important information about the Combination. Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to GCI Liberty, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5900.

 Participants in a Solicitation

GCI Liberty and Liberty Broadband and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the Combination. Information about GCI Liberty’s directors and executive officers is available in GCI Liberty’s definitive proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 10, 2020. Information about Liberty Broadband’s directors and executive officers is available in Liberty Broadband’s definitive proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 10, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Liberty Broadband with the SEC on September 17, 2020, as well as any amendments or supplements to that document. Investors should read the joint proxy statement/prospectus included in the registration statement on Form S-4 carefully before making any voting or investment decisions. You may obtain free copies of these documents from GCI Liberty as indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2020

GCI LIBERTY, INC.

By:	/s/ Brittany A. Uthoff
Name: Brittany A. Uthoff
Title: Vice President

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